SSgA FUNDS

SSgA Clarion Real Estate Fund (the “Fund”)

(f/k/a, SSgA Tuckerman Active REIT Fund)

Supplement Dated January 11, 2013

to the

Prospectus and Statement of Additional Information (“SAI”)

Dated December 14, 2012

Effective January 1, 2013, the name of the SSgA Tuckerman Active REIT Fund changed to the SSgA Clarion Real Estate Fund.

The information on page 2 of the Prospectus under “Investment Adviser” is hereby deleted and replaced with the following:

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

As of January 1, 2013, the professionals primarily responsible for the day-to-day management of the Fund are T. Ritson Ferguson and Joseph P. Smith.

At a meeting of the Board of Trustees of the SSgA Funds (the “Board”) held on December 4, 2012, the Board determined to appoint CBRE Clarion Securities LLC (“CBRE Clarion”) as the sub-advisor to the fund effective January 1, 2013, pursuant to an interim subadvisory agreement (the “Interim Sub-Advisory Agreement”) between SSgA Funds Management, Inc., the advisor for the fund (the “Advisor”), and CBRE Clarion.

The Interim Sub-Advisory Agreement will remain in effect for a limited duration pending shareholder approval of a new subadvisory agreement (the “New Sub-Advisory Agreement”) between the Advisor and CBRE Clarion.

The table on page 6 of the Prospectus under “Portfolio Management” referencing Amos J. Rogers III and Sophia Banar is hereby deleted and the following table is added:

SSgA Fund	Portfolio Manager(s)	Experience
SSgA Clarion Real Estate Fund	T. Ritson Ferguson	Investment professional with over 26 years of real estate investment management experience.

	Joseph P. Smith	Investment professional with over 22 years of real estate investment management experience.

The third and fourth paragraph on page 11 of the Prospectus under “Taxes” are hereby deleted and replaced with the following:

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

Under current U.S. federal income tax law (in effect for taxable years beginning on or before December 31, 2012), distributions of earnings from qualifying dividends received by the fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied. The preferential rate for qualified dividend income is scheduled to expire for taxable years beginning after December 31, 2012, and unless Congress acts to change current law, the tax rate on dividends will increase to 39.6% for individual shareholder tax years beginning after December 31, 2012.

All other information in the Prospectus and SAI related to The Tuckerman Group, LLC no longer applies and information with respect to CBRE Clarion Securities LLC and Messrs. Ferguson and Smith apply to the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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